                                                            Exhibit 21
                                                            March 21, 1995




                                 W. R. GRACE & CO.
                                  SUBSIDIARY LIST
                                 -----------------

    Attached is a list of subsidiaries of W. R. Grace & Co. at March 21, 1995.

    United States subsidiaries (including those in Puerto Rico and the Virgin Islands) are listed alphabetically indicating the state of incorporation, ownership (by whom) and any notes that may pertain to the subsidiary. W. R. Grace & Co.-Conn. ("Grace-Conn.") is the sole owner of the stock of each subsidiary listed unless otherwise noted OR indicated by an "A", which means that the subsidiary is owned either (1) jointly by Grace-Conn. and one or more of its United States or non-United States wholly owned subsidiaries OR (2) solely by one or more of those subsidiaries.

    Non-United States subsidiaries are listed alphabetically by country and also indicate the ownership (percentage and by whom) and any notes that may pertain to the subsidiary.

    Also attached is a list of partnerships in which Grace-Conn., or one of its subsidiaries, is a partner and a list of investments (at least 20% but not more than 50%) held by W. R. Grace & Co. or Grace-Conn. and/or one or more of its subsidiaries.

                               UNITED STATES SUBSIDIARIES

                                                               STATE OF
SUBSIDIARY NAME                                                 INCORP.    OWNERSHIP    NOTES
---------------                                                ---------   ---------    -----
A-1 Bit & Tool Co., Inc. . . . . . . . . . . . . . . . . . . . .  DE           A
Advanced Integrated Medical Services, Inc. . . . . . . . . . . .  NJ           A
Agracetus, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  DE
Alewife Boston Ltd.  . . . . . . . . . . . . . . . . . . . . . .  MA           A
Alewife Land Corporation . . . . . . . . . . . . . . . . . . . .  MA           A
Amasi Medical Group, Inc.. . . . . . . . . . . . . . . . . . . .  CA           A          2
Ambulatory Care Associates, Inc. . . . . . . . . . . . . . . . .  DE           A
American Home Therapies, Inc.. . . . . . . . . . . . . . . . . .  MD           A
American Homecare Equipment, Inc.. . . . . . . . . . . . . . . .  VA                      4
Amicon, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  DE           A
Babcock Artificial Kidney Center, Inc. . . . . . . . . . . . . .  MA           A
Berisford Cocoa Sales, Inc.. . . . . . . . . . . . . . . . . . .  NJ                      2
Bio-Medical Applications Home Dialysis Services, Inc.. . . . . .  DE           A
Bio-Medical Applications Management Company, Inc.. . . . . . . .  DE           A
Bio-Medical Applications of Aguadilla, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Alabama, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Alameda County, Inc. . . . . . . . .  DE           A
Bio-Medical Applications of Anacostia, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Arecibo, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Arizona, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Arkansas, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Bakersfield, Inc.. . . . . . . . . .  DE           A
Bio-Medical Applications of Bayamon, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Blue Springs, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Boston, Inc. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Brockton, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Caguas, Inc. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of California, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of Camarillo, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Cape Cod, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Capitol Hill, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Carolina, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Carson, Inc. . . . . . . . . . . . .  DE           A

                                       - 2 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
Bio-Medical Applications of Central Baltimore, Inc.. . . . . . .  DE           A
Bio-Medical Applications of Chicopee, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Chula Vista, Inc.  . . . . . . . . .  DE           A          2
Bio-Medical Applications of Clinton, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Colorado, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Columbia Heights, Inc. . . . . . . .  DE           A
Bio-Medical Applications of Delaware, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Dover, Inc.. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Dublin, Inc. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of East Orange, Inc.  . . . . . . . . .  DE           A
Bio-Medical Applications of Essex, Inc.. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Eureka, Inc. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Fajardo, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Fayetteville, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Florida, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Framingham, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of Fremont, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Fresno, Inc. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Georgia, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Glendora, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Guayama, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Hayward, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Hillside, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Hoboken, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Humacao, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Illinois, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Indiana, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Irvington, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Jersey City, Inc.  . . . . . . . . .  DE           A
Bio-Medical Applications of Kentucky, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of La Mesa, Inc.. . . . . . . . . . . .  DE           A          2
Bio-Medical Applications of Las Americas, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Long Beach, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of Los Angeles, Inc.  . . . . . . . . .  DE           A



                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
Bio-Medical Applications of Los Gatos, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Louisiana, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Maine, Inc.. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Manchester, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of Maryland, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Massachusetts, Inc.  . . . . . . . .  DE           A
Bio-Medical Applications of Mayaguez, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Medford, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Michigan, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Mission Hills, Inc.  . . . . . . . .  DE           A
Bio-Medical Applications of Mississippi, Inc.  . . . . . . . . .  DE           A
Bio-Medical Applications of Missouri, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of MLK, Inc.. . . . . . . . . . . . . .  DE           A
Bio-Medical Applications of National City, Inc . . . . . . . . .  DE           A          2
Bio-Medical Applications New Hampshire, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of New Jersey, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of New Mexico, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of New York, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Newington, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of North Carolina, Inc. . . . . . . . .  DE           A
Bio-Medical Applications of North City, Inc. . . . . . . . . . .  DE           A          2
Bio-Medical Applications of Northeast D.C., Inc. . . . . . . . .  DE           A
Bio-Medical Applications of Oakland, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Ohio, Inc. . . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Oklahoma, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Pennsylvania, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Pine Brook, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of Ponce, Inc.. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Port Orange, Inc.  . . . . . . . . .  DE           A          2
Bio-Medical Applications of Puerto Rico, Inc.  . . . . . . . . .  DE           A
Bio-Medical Applications of Quincy, Inc. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Rhode Island, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Rio Piedras, Inc.  . . . . . . . . .  DE           A
Bio-Medical Applications of San German, Inc. . . . . . . . . . .  DE           A

                                       - 4 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
Bio-Medical Applications of San Juan, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Sarasota, Inc. . . . . . . . . . . .  DE           A          2
Bio-Medical Applications of South Carolina, Inc. . . . . . . . .  DE           A
Bio-Medical Applications of South Queens, Inc. . . . . . . . . .  DE           A
Bio-Medical Applications of Southeast San Diego, Inc.. . . . . .  DE           A          2
Bio-Medical Applications of Southeast Washington, Inc. . . . . .  DE           A
Bio-Medical Applications of Southeastern Massachusetts, Inc. . .  DE           A
Bio-Medical Applications of Springfield, Inc.. . . . . . . . . .  DE           A
Bio-Medical Applications of Tarpon Springs, Inc. . . . . . . . .  DE           A          2
Bio-Medical Applications of Tennessee, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Texas, Inc.. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of The District of Columbia, Inc. . . .  DE           A
Bio-Medical Applications of Torrance, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Trenton, Inc.. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Ukiah, Inc.. . . . . . . . . . . . .  DE           A
Bio-Medical Applications of Union City, Inc. . . . . . . . . . .  DE           A
Bio-Medical Applications of Virginia, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of West Virginia, Inc.. . . . . . . . .  DE           A
Bio-Medical Applications of Westwood, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Whittier, Inc. . . . . . . . . . . .  DE           A
Bio-Medical Applications of Wisconsin, Inc.. . . . . . . . . . .  DE           A
Bio-Medical Applications of Woonsocket, Inc. . . . . . . . . . .  DE           A
Bio-Trax International, Inc. . . . . . . . . . . . . . . . . . .  DE           A
Braddley Dialysis Clinic, Inc. . . . . . . . . . . . . . . . . .  TN           A
Clinical Diagnostic Systems, Inc.. . . . . . . . . . . . . . . .  FL           A
Coalgrace, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  DE           A
Coalgrace II, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE           A
Conejo Valley Dialysis, Inc. . . . . . . . . . . . . . . . . . .  CA           A          2
Continue Care Pharmaceuticals, Inc.. . . . . . . . . . . . . . .  WY           A
Continue Care of Wyoming, Inc. . . . . . . . . . . . . . . . . .  WY           A
Contruction Products Dubai, Inc. . . . . . . . . . . . . . . . .  DE
Creative Food 'N Fun Company . . . . . . . . . . . . . . . . . .  DE           A
D Interim, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  GA           A
Darex Puerto Rico, Inc.. . . . . . . . . . . . . . . . . . . . .  DE

                                       - 5 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
De Zaan, Incorporated. . . . . . . . . . . . . . . . . . . . . .  NY                      6
Del Taco Restaurants, Inc. . . . . . . . . . . . . . . . . . . .  DE
Dewey and Almy Company . . . . . . . . . . . . . . . . . . . . .  MA
Dialysis Assistance, Inc.  . . . . . . . . . . . . . . . . . . .  NJ          A
Dialysis Associates West, Inc. . . . . . . . . . . . . . . . . .  TN          A
Dialysis Management Group, Inc.. . . . . . . . . . . . . . . . .  TN          A
Dialysis Services, Inc.  . . . . . . . . . . . . . . . . . . . .  TX          A
Ecarg, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .  NJ
Emerson & Cuming, Inc. . . . . . . . . . . . . . . . . . . . . .  DE
Erika International Sales Corporation. . . . . . . . . . . . . .  DE          A           2
Erika of Texas, Inc. . . . . . . . . . . . . . . . . . . . . . .  DE          A
Five Alewife Boston Ltd. . . . . . . . . . . . . . . . . . . . .  MA          A
G/B Cocoa Holding Inc. . . . . . . . . . . . . . . . . . . . . .  DE                      6
GC Holding Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  DE
GEC Management Corporation . . . . . . . . . . . . . . . . . . .  DE          A
GPC Thomasville Corp.. . . . . . . . . . . . . . . . . . . . . .  DE          A
Gloucester New Communities Company, Inc. . . . . . . . . . . . .  NJ          A
Grace A-B Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Grace- A-B II Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Grace Asia Pacific, Inc. . . . . . . . . . . . . . . . . . . . .  DE
Grace Chemicals, Inc.. . . . . . . . . . . . . . . . . . . . . .  DE
Grace Chemical Company of Cuba . . . . . . . . . . . . . . . . .  IL                      5
Grace Cocoa, Inc.. . . . . . . . . . . . . . . . . . . . . . . .  DE                      6
Grace Cocoa Limited Partners I, Inc. . . . . . . . . . . . . . .  DE
Grace Cocoa Limited Partners II, Inc.. . . . . . . . . . . . . .  DE
Grace Cocoa Management, Inc. . . . . . . . . . . . . . . . . . .  DE
Grace Cocoa Ventures, Inc. . . . . . . . . . . . . . . . . . . .  DE
Grace Collections, Inc.. . . . . . . . . . . . . . . . . . . . .  DE
Grace Communications, Inc. . . . . . . . . . . . . . . . . . . .  DE
Grace Culinary Systems, Inc. . . . . . . . . . . . . . . . . . .  MD
Grace Drilling Company . . . . . . . . . . . . . . . . . . . . .  DE          A
Grace Drilling International-Venezuela, Inc. . . . . . . . . . .  DE          A
Grace Energy Corporation . . . . . . . . . . . . . . . . . . . .  DE
Grace Environmental, Inc.. . . . . . . . . . . . . . . . . . . .  DE          A           4

                                       - 6 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----

Grace Europe, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace H-G Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Grace H-G II Inc.. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Grace Hotel Services Corporation . . . . . . . . . . . . . . . .  DE                      4
Grace JVH, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Grace (Middle East) Inc. . . . . . . . . . . . . . . . . . . . .  DE
Grace Logistics Services, Inc. . . . . . . . . . . . . . . . . .  DE
Grace Management Services, Inc.. . . . . . . . . . . . . . . . .  DE
Grace Offshore Company . . . . . . . . . . . . . . . . . . . . .  LA          A
Grace PAR Corporation. . . . . . . . . . . . . . . . . . . . . .  DE
Grace Petroleum Libya Incorporated . . . . . . . . . . . . . . .  DE          A
Grace Tarpon Investors, Inc. . . . . . . . . . . . . . . . . . .  DE
Grace Ventures Corp. . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Washington, Inc. . . . . . . . . . . . . . . . . . . . . .  DE                      4
W. R. Grace Capital Corporation. . . . . . . . . . . . . . . . .  NY          A
W. R. Grace Land Corporation . . . . . . . . . . . . . . . . . .  NY
W. R. Grace & Co.-Conn.. . . . . . . . . . . . . . . . . . . . .  CT                      4
Gracoal, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Gracoal II, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Greater Southeast Community Center for Renal Disease, Inc. . . .  DC          A
Guanica-Caribe Land Development Corporation. . . . . . . . . . .  DE          A
Gulf Region Mobile Dialysis, Inc.. . . . . . . . . . . . . . . .  DE          A
Gynesis Healthcare, Inc. . . . . . . . . . . . . . . . . . . . .  DE          A
Gynesis Healthcare of Connecticut, Inc.. . . . . . . . . . . . .  CT          A
Gynesis Healthcare for Women of Florida, Inc.  . . . . . . . . .  FL          A
Gynesis Healthcare of Maryland, Inc. . . . . . . . . . . . . . .  MD          A
Gynesis Healthcare of New Jersey, Inc. . . . . . . . . . . . . .  NJ          A
Gynesis Healthcare of New York, Inc. . . . . . . . . . . . . . .  NY          A
Gynesis Healthcare of Oklahoma, Inc. . . . . . . . . . . . . . .  OK          A
Gyness Healthcare of Pennsylvania, Inc.. . . . . . . . . . . . .  PA          A
Gynesis Healthcare of South Carolina, Inc. . . . . . . . . . . .  SC          A
Gynesis Resources, Inc.. . . . . . . . . . . . . . . . . . . . .  DE          A
HNS Accucare, Inc. . . . . . . . . . . . . . . . . . . . . . . .  GA          A
HNS Integrated Care Centers, Inc.. . . . . . . . . . . . . . . .  GA          A

                                       - 7 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
HNS Medical Technology Services, Inc.. . . . . . . . . . . . . .  GA          A
HNS Michigan, Inc. . . . . . . . . . . . . . . . . . . . . . . .  GA          A
HNS New York, Inc. . . . . . . . . . . . . . . . . . . . . . . .  NY          A
HNS Quality Home Care, Inc.. . . . . . . . . . . . . . . . . . .  GA          A
HNS UP Home Care, Inc. . . . . . . . . . . . . . . . . . . . . .  GA          A
Hanover Square Corporation . . . . . . . . . . . . . . . . . . .  DE
Homco International, Inc.  . . . . . . . . . . . . . . . . . . .  DE          A
Home Dialysis Care, Inc. . . . . . . . . . . . . . . . . . . . .  TX          A
Home Intensive Care, Inc.. . . . . . . . . . . . . . . . . . . .  DE          A
Home Intensive Care of Arizona, Inc. . . . . . . . . . . . . . .  AZ          A
Home Intensive Care of California, Inc.. . . . . . . . . . . . .  CA          A
Home Intensive Care of Colorado, Inc.. . . . . . . . . . . . . .  CO          A
Home Intensive Care of Connecticut, Inc. . . . . . . . . . . . .  CT          A
Home Intensive Care of Florida, Inc. . . . . . . . . . . . . . .  FL          A
Home Intensive Care of Georgia, Inc. . . . . . . . . . . . . . .  GA          A
Home Intensive Care of Illinois, Inc.. . . . . . . . . . . . . .  IL          A
Home Intensive Care of Kansas, Inc.. . . . . . . . . . . . . . .  KS          A
Home Intensive Care of Las Vegas, Inc. . . . . . . . . . . . . .  NV          A
Home Intensive Care of Louisiana, Inc. . . . . . . . . . . . . .  LA          A
Home Intensive Care of Maryland, Inc.. . . . . . . . . . . . . .  MD          A
Home Intensive Care of Massachusetts, Inc. . . . . . . . . . . .  MA          A
Home Intensive Care of Michigan, Inc.. . . . . . . . . . . . . .  MI          A
Home Intensive Care of Missouri, Inc.. . . . . . . . . . . . . .  MO          A
Home Intensive Care of Nevada, Inc.. . . . . . . . . . . . . . .  NV          A
Home Intensive Care of New Jersey, Inc.. . . . . . . . . . . . .  NJ          A
Home Intensive Care of New York, Inc.. . . . . . . . . . . . . .  NY          A
Home Intensive Care of Northern Ohio, Inc. . . . . . . . . . . .  OH          A
Home Intensive Care of Ohio, Inc.. . . . . . . . . . . . . . . .  OH          A
Home Intensive Care of Pennsylvania, Inc.. . . . . . . . . . . .  PA          A
Home Intensive Care of Rhode Island, Inc.. . . . . . . . . . . .  RI          A
Home Intensive Care of Tampa, Inc. . . . . . . . . . . . . . . .  FL          A
Home Intensive Care of Virginia, Inc.. . . . . . . . . . . . . .  VA          A
Home Nutritional Services, Inc.. . . . . . . . . . . . . . . . .  CA          A
Home Nutritional Services, Inc.. . . . . . . . . . . . . . . . .  NJ          A

                                       - 8 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
Home Pharmacy Care of Michigan, Inc. . . . . . . . . . . . . . .  MI          A
Homestead Artificial Kidney Center, Inc. . . . . . . . . . . . .  FL          A           2
I. V. Solutions, Ltd.. . . . . . . . . . . . . . . . . . . . . .  TX          A
Infusions Innovations of Jacksonville, Inc.  . . . . . . . . . .  FL          A
Infusions Innovations of Tampa, Inc. . . . . . . . . . . . . . .  FL          A
International Medical Care, Inc. . . . . . . . . . . . . . . . .  DE          A
KDNY, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Kidney Disease and Hypertension Center, Ltd. . . . . . . . . . .  AZ          A
LaFollette Dialysis Center, Inc. . . . . . . . . . . . . . . . .  TN          A
Life Assist Medical Products Corp. . . . . . . . . . . . . . . .  PR          A
Lifechem, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Lifeline Medical Supplies, Inc.. . . . . . . . . . . . . . . . .  FL          A
Lifeline Medical Systems, Inc. . . . . . . . . . . . . . . . . .  CA          A
Lifeline Medical Systems, Inc. . . . . . . . . . . . . . . . . .  FL          A
The Medical Accountability Group, Inc. . . . . . . . . . . . . .  TX          A
Medical Supply Company, Inc. . . . . . . . . . . . . . . . . . .  VA          A
Medi-Sure Testing, Inc.. . . . . . . . . . . . . . . . . . . . .  DE          A
Med-X-Press, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Metro Dialysis Center - Kirkwood, Inc. . . . . . . . . . . . . .  MO          A
Metro Dialysis Center - Normandy, Inc. . . . . . . . . . . . . .  MO          A
Metro Dialysis Center - North, Inc.. . . . . . . . . . . . . . .  MO          A
Monolith Enterprises, Incorporated . . . . . . . . . . . . . . .  DC
Monroe Street, Inc.. . . . . . . . . . . . . . . . . . . . . . .  DE
National Medical Care, Inc.  . . . . . . . . . . . . . . . . . .  DE          A
NMC Homecare, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
National Medical Care Home Care Service Agency, Inc. . . . . . .  NY          A
NMC Medical Products, Inc. . . . . . . . . . . . . . . . . . . .  DE          A
National Medical Care of Taiwan, Inc.. . . . . . . . . . . . . .  DE          A
Nephrology Applications of Mobile, Inc.. . . . . . . . . . . . .  AL          A
NMC China, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  DE          A
NMC Diabetic Foot Care, Inc. . . . . . . . . . . . . . . . . . .  DE          A
NMC Diabetic Foot Care Centers Orthotics, Inc. . . . . . . . . .  DE          A
NMC Diagnostics Services, Inc. . . . . . . . . . . . . . . . . .  DE          A
NMC Dialysis Services, Inc.. . . . . . . . . . . . . . . . . . .  DE          A

                                       - 9 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
NMC Dialysis Services (Romania), Inc.. . . . . . . . . . . . . .  DE          A
NMC Asia-Pacific, Inc. . . . . . . . . . . . . . . . . . . . . .  DE          A
NMC Holding, Inc.. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
NMC Homecare of Michigan, Inc. . . . . . . . . . . . . . . . . .  DE          A           7
NMC International, Inc.. . . . . . . . . . . . . . . . . . . . .  DE          A
NMC Services, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
NMC Services (Romania), Inc. . . . . . . . . . . . . . . . . . .  DE          A
NMC Ventures, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
North Knoxville Dialysis Center, Inc.. . . . . . . . . . . . . .  TN
PD Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
PD Solutions of Arizona, Inc.. . . . . . . . . . . . . . . . . .  AZ          A
PD Solutions of California, Inc. . . . . . . . . . . . . . . . .  CA          A
PD Solutions of Florida, Inc.. . . . . . . . . . . . . . . . . .  FL          A
PD Solutions Georgia, Inc. . . . . . . . . . . . . . . . . . . .  GA          A
PD Solutions of Illinois, Inc. . . . . . . . . . . . . . . . . .  IL          A
PD Solutions Kansas, Inc.. . . . . . . . . . . . . . . . . . . .  KS          A
PD Solutions of Louisiana, Inc.. . . . . . . . . . . . . . . . .  LA          A
PD Solutions Maryland, Inc.. . . . . . . . . . . . . . . . . . .  MD          A
PD Solutions Michigan, Inc.. . . . . . . . . . . . . . . . . . .  MI          A
PD Solutions Missouri, Inc.. . . . . . . . . . . . . . . . . . .  MO          A
PD Solutions of Nevada, Inc. . . . . . . . . . . . . . . . . . .  NV          A
PD Solutions New Jersey, Inc.. . . . . . . . . . . . . . . . . .  NJ          A
PD Solutions of New York, Inc. . . . . . . . . . . . . . . . . .  NY          A
PD Solutions of Ohio, Inc. . . . . . . . . . . . . . . . . . . .  OH          A
PD Solutions Pennsylvania, Inc.. . . . . . . . . . . . . . . . .  PA          A
PD Solutions of Texas, Inc.. . . . . . . . . . . . . . . . . . .  TX          A
PD Solutions Virginia, Inc.. . . . . . . . . . . . . . . . . . .  VA          A
Personal Care Health Services, Inc.. . . . . . . . . . . . . . .  DE          A
Phoenix Consulting Services, Inc.. . . . . . . . . . . . . . . .  FL          A
Preferred Homecare of Florida, Inc.. . . . . . . . . . . . . . .  FL          A
Preferred Homecare of New Jersey, Inc. . . . . . . . . . . . . .  NJ          A
Preferred Pharmacy Services, Inc.. . . . . . . . . . . . . . . .  FL          A
Prochrom, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  IN          A
Quality Care Dialysis Centers, Inc.. . . . . . . . . . . . . . .  FL          A

                                       - 10 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
Quality Care Dialysis Center of Baltimore, Inc.  . . . . . . . .  MD          A
Quality Care Dialysis Center of Boston, Inc. . . . . . . . . . .  MA          A
Quality Care Dialysis Center of Creve Coeur, Inc.  . . . . . . .  MO          A
Quality Care Dialysis Center of Dallas, Inc. . . . . . . . . . .  TX          A
Quality Care Dialysis Center of Greensburg, Inc. . . . . . . . .  LA          A
Quality Care Dialysis Center of Hammond, Inc.  . . . . . . . . .  DE          A
Quality Care Dialysis Center of Houston, Inc.  . . . . . . . . .  TX          A
Quality Care Dialysis Center of Las Vegas, Inc.  . . . . . . . .  NV          A
Quality Care Dialysis Center of Margate, Inc.  . . . . . . . . .  FL          A
Quality Care Dialysis Center of Mt. Vernon, Inc. . . . . . . . .  VA          A
Quality Care Dialysis Center of New Orleans, Inc.  . . . . . . .  LA          A
Quality Care Dialysis Center of North County, Inc. . . . . . . .  MO          A
Quality Care Dialysis Center of Patapsco, Inc. . . . . . . . . .  MD          A
Quality Care Dialysis Center of San Antonio, Inc.  . . . . . . .  TX          A
Quality Care Dialysis Center of Southern Maryland, Inc.  . . . .  MD          A
Quality Care Dialysis Center of St. Augustine, Inc.  . . . . . .  FL          A
Quality Care Dialysis Center of St. Clair Shores, Inc. . . . . .  MI          A
Quality Care Dialysis Center of St. Louis, Inc.  . . . . . . . .  MO          A
Quality Care Dialysis Center of Stoneham, Inc. . . . . . . . . .  MA          A
Quality Care Dialysis Center of University City  . . . . . . . .  MO          A
Quality Care Dialysis Center of Vega Baja, Inc.  . . . . . . . .  PR          A
Quality Care Dialysis Center of Vista, Inc.. . . . . . . . . . .  CA          A
Quality Care Dialysis Center of Weymouth, Inc. . . . . . . . . .  MA          A
Renal Care Centers Corporation . . . . . . . . . . . . . . . . .  PA          A
Renal Scientific Service, Inc. . . . . . . . . . . . . . . . . .  DE          A
Renal Scientific Service of Texas, Inc.  . . . . . . . . . . . .  DE          A           2
Renal Supply (Tenn) Corporation  . . . . . . . . . . . . . . . .  NJ          A
Retaw, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .  FL          A
Rockwood Dialysis Center, Inc. . . . . . . . . . . . . . . . . .  VA          A
San Diego Dialysis Services, Inc.. . . . . . . . . . . . . . . .  DE          A
Santa Barbara Community Dialysis Center, Inc.  . . . . . . . . .  CA          A
Security Health Services, Inc. . . . . . . . . . . . . . . . . .  NV          A
St. Louis Regional Dialysis Center, Inc. . . . . . . . . . . . .  MO          A
Sourgasco II Corp. . . . . . . . . . . . . . . . . . . . . . . .  DE          A

                                       - 11 -


                                                                STATE OF
SUBSIDIARY NAME                                                  INCORP.    OWNERSHIP    NOTES
---------------                                                 ---------   ---------    -----
Southern Oil, Resin & Fiberglass, Inc. . . . . . . . . . . . . .  FL                      3
Sover Corporation. . . . . . . . . . . . . . . . . . . . . . . .  DE          A
Tappahanock Dialysis Center, Inc.. . . . . . . . . . . . . . . .  VA          A
UKC-North, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  TX          A
University Kidney Center, Inc. . . . . . . . . . . . . . . . . .  TX          A
Warrenton Dialysis Facility, Inc.. . . . . . . . . . . . . . . .  VA          A
Water Street Corporation . . . . . . . . . . . . . . . . . . . .  DE
West End Dialysis Center, Inc. . . . . . . . . . . . . . . . . .  VA          A
Woolwich Sewer Company, Inc. . . . . . . . . . . . . . . . . . .  NJ          A
Woolwich Water Co., Inc. . . . . . . . . . . . . . . . . . . . .  NJ          A
W. R. C. Technical Ventures, Inc.  . . . . . . . . . . . . . . .  DE
Zenex Capital Corp.. . . . . . . . . . . . . . . . . . . . . . .  FL          A

                                       - 12 -

                                 NON-UNITED STATES SUBSIDIARIES


                                                                          OWNERSHIP
COUNTRY                  SUBSIDIARY NAME                                 % / BY WHOM     NOTES
-------                  ---------------                                 -----------     -----
ARGENTINA                AQT Quimica Argentina, S.A.                       100 / A

                         Grace Argentina, S.A.                             100 / A
                         Grace y Compania Argentina, S.A.  C.F.e.I.        100 / A
                         NMC de Argentina, S.A.                            100 / A

AUSTRALIA                W. R. Grace Australia Limited                     100 / A
                         W. R. Grace Catalysts Pty. Limited                100 / A
                         Omicron Proprietary Limited                       100 / A
                         Omipac Pty. Ltd.                                   51 / A         11

BELGIUM                  Alexim N.V.                                       100 / A
                         Grace Dearborn N.V.                               100 / A
                         Finac N.V.                                        100 / A
                         Grace N.V.                                        100 / A
                         Grace Silica N.V.                                 100 / A          1

BERMUDA                  Erika, Ltd.                                       100 / A
                         NMC Holdings, Ltd.                                100 / A
                         Trans-Meridian Assurance Ltd.                     100 / A

BRAZIL                   Grace Produtos Quimicos e Plasticos Ltda.         100 / A
                         PEADCO-Engenharia, Comercio Industria Ltda.       100 / A

CANADA                   Ambrosia Chocolate Ltd.                           100 / A          8
                         Amicon Canada Limited                             100 /
                         Erika Laboratories, Ltd.                          100 / A
                         GEC Divestment Corporations Limited               100 / A
                         Grace Dearborn Inc.                               100 /
                         W. R. Grace & Co. of Canada Ltd.                  100 /
                         277292 Ontario Limited                            100 /            1
                         W. R. Grace Finance (NRO) Ltd.                    100

CAYMAN ISLANDS           Grace Cocoa Hong Kong Ltd.                        100 / A

CHILE                    Grace Quimica Compania Limitada                   100 / A

COLOMBIA                 Grace Colombia, S.A.                              100 / A
                         Aquatec de Colombia S.A.                          100 / A

COMMONWEALTH OF
INDEPENDENT STATES       A/O Grace                                         100 / A
                         A/O Grace Kaustik                                  51 / A          9

                                       - 13 -


                                                                          OWNERSHIP
COUNTRY                  SUBSIDIARY NAME                                 % / BY WHOM     NOTES
-------                  ---------------                                 -----------     -----
CUBA                   Envases Industriales y Comerciales, S.A.            100 /            5
                       Papelera Camagueyana, S.A.                          100 /            5

CZECH REPUBLIC         Grace Spol. s r.o.                                  100 /
                       National Medical Care, s r.o.                       100 / A

DENMARK                W. R. Grace A/S                                     100 /

ECUADOR                Grace Cocoa Ecuador S.A.                            100 / A

FINLAND                W. R. Grace Oy                                      100 / A
                       Prochrom Oy                                         100 / A          1

FRANCE                 Emerson & Cuming France, S.A.R.L.                   100 / A
                       Grace Cocoa France S.A.                             100 / A          6
                       Grace S.A.                                          100 / A
                       Grace Service Chemicals S.A.                        100 / A
                       Prochrom S.A.                                       100 / A
                       Prochrom Recherche et Developpement                 100 / A
                       Soboca S.A.                                         100 /            6
                       Societe Civile Immobiliere Les Rosiers              100 / A          1

GERMANY                Amicon G.m.b.H.                                     100 /
                       A-1 Bit & Tool Co. G.m.b.H.                         100 / A
                       Chomerics G.m.b.H.                                  100 / A
                       De Zaan B.V.m.b.H.                                  100 /            6
                       EAP Akustik GmbH                                    100 / A          1
                       Emerson & Cuming G.m.b.H.                           100 / A
                       Grace G.m.b.H.                                      100 / A
                       Grace Service Chemicals G.m.b.H.                    100 / A         12
                       Kascho Kakao- und Schokoladenwerke, G.m.b.H.        100 /            6
                       National Medical Care (Deutschland) G.m.b.H.        100 / A
                       NMC Dialysebehandlung G.m.b.H. i.g.                 100 / A
                       Riggers Dialysatoren G.m.b.H.                       100 / A
                       Riggers Dialysatoren Produktion Thalheim G.m.b.H.   100 / A
                       Riggers Medizintechnik G.m.b.H.                     100 / A
                       Riggers Medizintechnik Thalheim G.m.b.H.            100 / A
                       Schurpack Multiflex GmbH                            100 / A
                       Verwaltungsgesellschaft Kascho                      100 / A          6
                           Import-Export G.m.b.H

GREECE                 Grace Hellas E.P.E.                                 100 / A

GUATEMALA              Grace Central America, S.A.                         100 /

                                       - 14 -


                                                                          OWNERSHIP
COUNTRY                  SUBSIDIARY NAME                                 % / BY WHOM     NOTES
-------                  ---------------                                 -----------     -----
HONG KONG              Amicon Polymers (H.K.). Limited                     100 / A          1
                       W. R. Grace Southeast Asia Holdings Limited         100 /
                       W. R. Grace Far East Investment Company Limited     100 /            1
                       W. R. Grace (Hong Kong) Limited                     100 / A

HUNGARY                Grace kft.                                          100 / A
                       NMC Dialyzis Szolgaltato, kft.                      100 / A
                       NMC Asset Handling Limited Liability Company        100 / A

INDIA                  Dearborn I.E.I. (India) Private Ltd.                 51 / A         10

IRELAND                Amicon Ireland Limited                              100 /
                       W.R. Grace (Ireland) Ltd.                           100 / A

ITALY                  Emerson & Cuming Italiana S.r.L.                    100 / A          1
                       Grace Finanziaria S.r.L.                            100 /
                       Grace Italiana S.p.A.                               100 / A

JAPAN                  Grace Japan Kabushiki Kaisha                        100 /

KOREA                  Grace Korea Inc.                                    100 /
                       NMC Korea Inc.                                      100 / A

MALAYSIA               W. R. Grace (Malaysia) Sendiran Berhad              100 / A
                       W. R. Grace Packaging (Malaysia) Sdn. Bhd.          100 /
                       W. R. Grace Specialty Chemicals                     100 /
                          (Malaysia) Sdn. Bhd.

MEXICO                 Erika de Reynosa                                    100 / A
                       Invertol S.A. de C.V.                               100 / A
                       Especialidades Quimicas Grace de Mexico,            100 / A
                          S.A. de. C.V.

NETHERLANDS            Amicon B.V.                                         100 /
                       Berisford Cacao Nederland B.V.                      100 /            6
                       Cacao De Zaan B.V.                                  100 /            6
                       Denac B.V.                                          100 / A
                       Grace B.V.                                          100 /
                       Grace Cocoa B.V.                                    100 /            6
                       Grace Dearborn B.V.                                 100 / A
                       J. G. van Bruinessen B.V.                           100 / A          6
                       Storm van Bentem & Kluyver B.V.                     100 / A
                       Twincon B.V.                                        100 /            6

NETHERLANDS ANTILLES   W. R. Grace N.V.                                    100 /

NEW ZEALAND            W. R. Grace (N.Z.) Limited                          100 / A

NORWAY                 A-1 Bit & Tool Company Norway A/S                   100 / A

                                       - 15 -


                                                                          OWNERSHIP
COUNTRY                  SUBSIDIARY NAME                                 % / BY WHOM     NOTES
-------                  ---------------                                 -----------     -----
                       W. R. Grace A/S                                     100 / A

PEOPLE'S REPUBLIC
 OF CHINA              Global Huada (Guangzhou) Confectionery Ltd.         100
                       Grace China Ltd.                                    100 /

PHILIPPINES            W. R. Grace (Philippines) Inc.                      100 / A

POLAND                 W. R. Grace Sp. z.O.O.                              100 /

PORTUGAL               Abrandial-Clinica de Doencas Renais, Lda.           100 / A
                       AQT - Quimica Lda.                                  100 / A
                       Clinica de Diagnosticos Dr. Fernando Teixeira       100 / A
                          Limitada
                       CNH - Centro Nacional de Hemodialise, Lda.              / A
                       Hemodial, Lda                                       100 / A
                       Grace Portuguesa (Produtos Quimicos e               100 / A
                          Plasticos) Lda.
                       NMC-Centro Medico Nacional, Lda.                    100 / A
                       Ribadial, Lda                                       100 / A

SINGAPORE              A-1 Bit & Tool Company Pte. Ltd.                    100 / A
                       De Zaan Far East Pte. Ltd.                          100 /            6
                       Grace Cocoa Singapore Pte. Ltd.                     100 /            6
                       W. R. Grace (Singapore) Private Limited             100 / A

SOUTH AFRICA           W. R. Grace Africa (Pty) Limited                    100 /

SPAIN                  Centro De Dialisis Recoletas Albaceto, S.L.         100 / A
                       Dialcentro, S.A.                                    100 / A
                       Grace, S.A.                                         100 /
                       Instituto de Ciencias Neurologicas, S.A.            100 / A
                       Kidney, S.L.                                        100 / A
                       National Medical Care of Spain, S.A.                100 / A
                       Teroson Espanola, S.L.                              100 / A          3

SWEDEN                 Grace AB                                            100 /
                       Grace Dearborn AB                                   100 / A
                       Rexolin Chemicals AB                                100 /            3

SWITZERLAND            Grace A.G.                                          100 / A
                       Grace Cocoa Chocolate Mgt. S.A.                     100 / A          6
                       Syncrete S.A.                                       100 /            3

TAIWAN                 W. R. Grace Taiwan Inc.                             100 / A

THAILAND               W. R. Grace (Thailand) Ltd.                         100 / A          3

TURKEY                 Grace TLS                                           100 / A

                                       - 16 -


                                                                          OWNERSHIP
COUNTRY                  SUBSIDIARY NAME                                 % / BY WHOM     NOTES
-------                  ---------------                                 -----------     -----
UNITED KINGDOM         AA Consultancy and Cleaning Co., Ltd.               100 / A
                       Amicon Limited                                      100 /
                       Amicon Merger, Ltd.                                 100 / A          1
                       Cormix Limited                                      100 / A
                       Dearborn (U.K.) Limited                             100 / A
                       Dearborn Europe Limited                             100 / A
                       Detarex Limited                                     100 / A          1
                       EAP Acoustic Ltd.                                   100 / A          1
                       Emerson & Cuming (Trading) Limited                  100 / A          7
                       Emerson & Cuming (U.K.) Ltd.                        100 / A          7
                       Grace Agricultural Products Limited                 100 /            1
                       Grace Dearborn Ltd.                                 100 / A
                       Renacare Limited                                    100 / A
                       Renalyte Services Limited                           100 / A
                       Servicised Limited                                  100 / A
                       Silica Gel Limited                                  100 / A          1
                       U.K. Renal Services Limited                         100 / A
                       W. R. Grace Limited                                 100 / A

URUGUAY                Aquatec de Uruguay, S.A.                            100 / A
                       Grace Uruguay S.A.                                  100 /

VENEZUELA              Grace Venezuela, S.A.                               100 / A
                       Inversiones GSC, S.A.                               100 /

                                       - 17 -

                            UNITED STATES AND NON-UNITED STATES NOTES


1   In liquidation

2   Inactive

3   Dormant, assets sold

4   Owned directly by W. R. Grace & Co.

5   Assets and business expropriated by Cuban Government

6 Owned by a partnership, Grace Cocoa Associates, L.P., or a subsidiary thereof

7   To be merged into W. R. Grace Limited

8 Common stock owned 100% by Grace Cocoa Associates, L.P./Preferred stock owned 100% by W. R. Grace & Co. of Canada Ltd.

9 Joint stock company, 46% owned by Grace Italiana S.p.A., 5% owned by W. R. Grace Ltd., 49% owned by A/O Kaustik

10 Joint Venture, 51% owned by W. R. Grace & Co.-Conn., 49% owned by Ion Exchange India

11 Joint Venture, 51% owned by Omicron Proprietary Limited, 49% owned by Parade Packaging Sdn Bhd

12  To be merged into Grace GmbH

                                          PARTNERSHIPS

Axial Basin Ranch Company
   a Delaware partnership, owned 50% by Grace A-B Inc., 50% Grace A-B II Inc.

Boodin Partnership
   Owned 50% by NMC Homecare, Inc.

Carbon Dioxide Slurry Systems L.P.
   a Delaware partnership, owned 50% by W. R. Grace & Co.-Conn.

Cormix Middle East LLC
   a Dubai LLC, owned 49% Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

Emirates Chemicals LLC
   a Dubai LLC, owned 49% Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

Grace Cocoa Associates, L.P.
   a Delaware limited partnership, owned 24.04% by W. R. Grace & Co.-Conn., 6.02% GC Holding Inc., 48.93% Grace Cocoa Ventures, L.P., .04% Grace Cocoa Management, Inc., 20.9% Tarpon Investors, L.P.

Grace Cocoa Ventures, L.P.
   a Delaware limited partnership, owned .001% by Grace Cocoa Limited Partners I, Inc., 99.999% owned by Grace Cocoa Ventures, Inc.

Grace Offshore Turnkey
   a Texas partnership, owned  50% by Grace Offshore Company

Grace Ventures Partnership I
   a California partnership, owned  99% by W. R. Grace & Co.-Conn.

Grace Ventures Partnership II
   a Delaware limited partnership, owned 16% by W. R. Grace & Co.-Conn.

Guangzhou Nanfang NMC Hemodialysis Center Company Limited a China joint venture at least 50% owned by NMC International, Inc.

HIC Pharmacy Services, L.P.
   a Michigan Limited Partnership, owned 75% by Home Pharmacy Care of Michigan, Inc. and 25% by Stuart E. Bas

Hayden-Gulch West Coal Company
   a Delaware partnership, owned 50% by Grace H-G Inc., 50% owned by Grace H-G II, Inc.

Healthtech Medical
   a California partnership, owned 50% by NMC Ventures, Inc.

H-G Coal Company
   a Delaware partnership, owned 50% by Coalgrace, Inc., 50% owned by Coalgrace II, Inc.

Immunecare of Hollywood
   a Florida partnership, owned 50% by NMC Ventures, Inc.

ImmuneCare of Key West
   a Massachusetts partnership, owned 50% by NMC Ventures, Inc.

Infusion Systems
   a Nevada partnership, owned  50% by NMC Ventures, Inc.

Kascho Import-Export G.m.b.H. & Co. K.G.
   a German partnership, owned 80% by G/B Cocoa Holding Inc., 20% owned by Verwaltungsgesellschaft Kascho Import-Export GmbH

Metreon
   an Ohio joint venture/partnership, owned 50% by Grace JVH, Inc./50% Englehard MC, Inc.

New Bedford Infusioncare
   a Massachusetts partnership, owned  50% by NMC Ventures, Inc.

Nippon Dearborn Kabushiki Kaisha
   a Japanese partnership, owned 50% by Grace Japan Kabushiki Kaisha

North Suburban Dialysis
   a Massachusetts partnership, owned 50% by Bio-Medical Applications of Essex, Inc.

OB One & IV Too
   an Indiana partnership, owned  50% by NMC Ventures, Inc.

Palm Springs I.V. Care II
   50% owned by NMC Homecare, Inc.

Parade & Omicron Sdn Bhd
   a Malaysia Joint Venture, owned 51% by Omicron Proprietary Ltd. and 49% by Parade Industries Pte. Ltd.

Paramont Coal Company
   a Virginia partnership, owned 50% by Grace PAR Corporation

Pharmacy Direct
   a Massachusetts partnership, owned 50% by NMC Dialysis Services, Inc.

Primecare Home Health Services
   50% owned by NMC Homecare, Inc.

P.T. Grace Specialty Chemicals Indonesia an Indonesia joint venture/partnership, owned 80% by Grace Chemicals Inc., 20% by Purwoto Pekih

Pursue Gas Processing and Petrochemical Company a Texas partnership, owned 25% by Sourgasco II Corp.

Quality Homecare Services of Watertown, NY
   Owned 50% by NMC Dialysis Services, Inc.

Riggers Dialysatoren Produktion Thalheim G.m.b.H. & Co. K.G.
   a German partnership, owned 50% by Riggers Medizintechnik G.m.b.H., 50% owned by Riggers Dialysatoren Produktion Thalheim G.m.b.H.

Sleep Diagnostic Associates
   an Arizona partnership, owned 50% by NMC Ventures, Inc.

Sisters of Charity Home Health Care
   Owned 50% by NMC Homecare, Inc.

VNA/NMC Homecare Partnership
   50% owned by NMC Homecare, Inc.

                                           INVESTMENTS
                        (holdings of at least 20% but not more than 50%)

                                                                   OWNERSHIP
COMPANY NAME                           JURISDICTION                 PERCENT        NOTES
------------                           ------------                ---------       -----
Arral & Partners                       British Virgin Islands        20.8%
Asian Food Investment Limited          British Virgin Islands        40%
Caswell-Massey Holdings Corporation    Delaware                      40%
Colowyo Coal Company L.P.              Delaware                                    6
Dean & DeLuca Brands, Inc.             Delaware                      45.3%         1
Denka Grace K.K.                       Japan                         45%
General Cocoa Trading House Inc.       British Virgin Islands
GKA Company Limited                    Hong Kong                     25%
GN Holdings, Inc.                      Delaware                      47%
Incacao Fabrica Nacional de            Ecuador                       10%           2
   Elaboradoes de Cacao S.A.
Intercao, S.A.                         British Virgin Islands        20%           2
PJ Margo Private Limited               India                         50%
Neue Transvac Maschinen A.G.           Switzerland                   47.5%
Noxso Corporation                      Virginia                      23.1%
Productos Derivados de la Sal          Colombia                      30.1%         3
Productora de Papeles S.A. (PROPAL)    Colombia                      36.16%
Tarpon Investors, L.P.                 Delaware                      20%           4
Unicao B.V.                            Netherlands                   20%           5
Unicao S.A.                            Ivory Coast                   20%           5


NOTES:

1     Owned by W. R. Grace & Co.
2     Owned by Grace Cocoa, Inc.
3     Owned by Productora de Papeles S.A.
4     Owned by Grace Tarpon Investors, Inc.
5     Owned by Twincon B.V.
6     Limited Partnership interests are owned by Gracoal, Inc. and Gracoal II,
      Inc.

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